Filed Pursuant to Rule 497(e)
Registration No.: 033-06502

SUNAMERICA INCOME FUNDS (the “Trust”)

SunAmerica High Yield Bond Fund (the “Fund”)

Supplement dated October 2, 2014

to the Prospectus dated August 1, 2014, as amended

Effective as of October 1, 2014, Newfleet Asset Management, LLC replaced the Fund’s prior subadviser and the Fund was renamed the SunAmerica Flexible Credit Fund. The Fund is no longer offered through this Prospectus. Accordingly, all references to the Fund in the Prospectus dated August 1, 2014 are deleted. For further information on this and other information about the Fund, including the investment objectives and risks, please see the Fund’s Prospectus dated October 1, 2014. Please read the Prospectus carefully.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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